                                                                    Exhibit 99.3

                        TRUSTEE'S DISTRIBUTION STATEMENT

                        TO THE HOLDERS OF: 97-CHR-1
                        The Bank of New York, as Trustee under the
                        Corporate Bonds Backed Certs.

                                         CUSIP NUMBER:               219-87H-AG0

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                      February 1, 1999

INTEREST ACCOUNT
Balance as of             August 3, 1998                                                                          0
      Schedule Income received on securities....................................                            1862500
      Unscheduled Income received on securities.................................                                  0
      Schedule Interest received from Swap Counterparty.........................                                  0
      Unscheduled Interest received from Swap Counterparty......................                                  0
      Interest Received on sale of Securties....................................                                  0
LESS:

      Distribution to Beneficial Holders........................................        1361337
      Distribution to Swap Counterparty.........................................              0
      Trustee Fees..............................................................           2250
      Fees allocated for third party expenses...................................              0
Balance as of           February 1, 1999                             Subtotal                                498913


PRINCIPAL ACCOUNT
Balance as of             August 3, 1998                                                                          0
      Scheduled Principal payment received on securities........................                                  0
      Principal received on sale of securities..................................                                  0
LESS:

      Distribution to Beneficial Holders........................................         498913
      Distribution to Swap Counterparty.........................................              0
Balance as of           February 1, 1999                             Subtotal                                498913
                                                                     Balance                                      0
                         UNDERLYING SECURITIES HELD AS OF February 1, 1999

Principal                                Title of Security
Amount                                   CHRYSLER CORP DEBENTURE
            50000000                     CUSIP# : 171-196-AS7



                                     - 7 -